Exhibit 10.1
EXECUTION VERSION
     SECOND AMENDMENT AND RESTATEMENT AGREEMENT (this “ Agreement ”) dated as of January 7, 2009, among USG CORPORATION, a Delaware corporation (the “ Borrower ”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent under the Amended and Restated Credit Agreement dated as of July 31, 2007, among the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “ Administrative Agent ”), and Goldman Sachs Credit Partners, L.P., as syndication agent (as amended by Amendment No. 1 thereto dated as of February 14, 2008, the “ Existing Credit Agreement ”).
          WHEREAS the Borrower has requested, and the undersigned Lenders (such term and each other capitalized term used but not defined in these recitals having the meaning assigned to such term in Section 1 hereof) and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein and in the Restated Credit Agreement (as defined below), that (a) the Existing Credit Agreement will be amended and restated as provided herein and (b) the Subsidiary Loan Parties (as defined in the Existing Credit Agreement) will be released from their guarantees under the Guarantee Agreement dated as of November 11, 2008 (as amended, supplemented or otherwise modified prior to the Restatement Effective Date, the “ Existing Guarantee Agreement ”), among the Borrower, the Subsidiary Loan Parties and the Administrative Agent.
          NOW, THEREFORE, the Borrower, the undersigned Lenders and the Administrative Agent hereby agree as follows:
          SECTION 1. Defined Terms . Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.
          SECTION 2. Restatement Effective Date. (a) The transactions provided for in Sections 3 and 4 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the parties hereto shall agree upon.
          (b) The “ Restatement Effective Date ” shall be specified by the Borrower, and shall be a date not later than January 7, 2009, as of which date all the conditions set forth or referred to in Section 5 hereof shall have been satisfied.
          SECTION 3. Termination of the Existing Guarantee Agreement. By execution and delivery of this Agreement, each of the undersigned Lenders hereby agrees that upon the satisfaction of the conditions set forth in Section 5 hereof, all guarantees provided by the Subsidiary Loan Parties under the Existing Guarantee Agreement shall be released and the Existing Guarantee Agreement shall be terminated and have no further force or effect (it being understood and agreed that, as of the Restatement Effective Date, the Loan Parties shall enter into the Guarantee Agreement (as such term is defined in the Restated Credit Agreement)).
          SECTION 4. Amendment and Restatement of the Existing Credit Agreement. (a) Effective on the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “ Restated Credit Agreement ”). From and after the effectiveness of such amendment and restatement, the term “Credit Agreement” shall mean the Restated Credit Agreement.
          (b) The aggregate principal amount of all Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and from and after such date, the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto, including, without limitation, the Applicable Rate applicable to such outstanding Loans.
          SECTION 5. Conditions. The consummation of the transactions set forth in Sections 3 and 4 of this Agreement shall be subject to the satisfaction of the following conditions precedent:
          (a) Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each of the Borrower and the Required Lenders a counterpart of this Agreement signed on behalf of such party (or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or Adobe pdf file transmission of a signed signature page) that such party has signed a counterpart of this Agreement), (ii) from each party thereto duly executed copies of the other Loan Documents (or written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or Adobe pdf file transmission of a signed signature page) that such party has signed a counterpart of such other Loan Documents) and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.09 of the Restated Credit Agreement, payable to the order of each such requesting Lender and (iii) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Restatement Effective Date) of each of (A) Jones Day, counsel for the Borrower and the other Loan Parties, substantially in the form of Exhibit B hereto, and (B) local counsel in each jurisdiction where a Loan Party is organized (other than any such jurisdiction covered by the opinion given pursuant to the immediately preceding clause (A)), in each case covering such matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request.
          (b) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Effective Date and executed by its Secretary or

Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, and (ii) a long-form good standing certificate for each Loan Party from its jurisdiction of organization (and, to the extent that such long-form good standing certificate is not dated as of the Restatement Effective Date, a bring-down good standing certificate dated as of the Restatement Effective Date).
          (c) Field Examination; Inventory Appraisal; No Default Certificate. The Administrative Agent shall have received (i) a field examination report with respect to the Inventory of the Collateral Parties (it being understood and agreed that the receipt of the examination of FTI Consulting, Inc. dated December 5, 2008, with respect to the Inventory of the Collateral Parties shall satisfy the condition precedent set forth in this clause (i)), (ii) an appraisal reasonably satisfactory to the Administrative Agent with respect to the Inventory of the Collateral Parties from an appraiser selected and engaged by the Administrative Agent (it being understood and agreed that the receipt of the appraisal of AccuVal Associates, Incorporated dated October 31, 2008, with respect to the Inventory of the Collateral Parties shall satisfy the condition precedent set forth in this clause (ii)) and (iii) a certificate, signed by the chief financial officer or treasurer of the Borrower, (A) stating that no Default or Event of Default has occurred and is continuing and (B) stating that the representations and warranties contained in the Loan Documents are true and correct in all material respects as of such date, other than those that speak expressly to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
          (d) Fees. The Administrative Agent shall have received all fees and other amounts due and payable by any Loan Party on or prior to the Restatement Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel), in each case, required to be reimbursed or paid by any Loan Party under any Loan Document or any other written agreement relating to any Loan Document entered into by the Borrower and the Administrative Agent.
          (e) Perfection Certificate; Lien Searches. The Administrative Agent shall have received (i) a completed Perfection Certificate, dated the Restatement Effective Date, together with all attachments contemplated thereby, and (ii) the results of a recent lien search in the jurisdictions requested by the Administrative Agent based on the Perfection Certificate, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 or discharged on or prior to the Restatement Effective Date pursuant to a pay-off letter or other documentation reasonably satisfactory to the Administrative Agent.

          (f) Borrowing Base Certificate. The Administrative Agent shall have received a Borrowing Base Certificate dated as of the Restatement Effective Date that calculates the Borrowing Base as of November 30, 2008.
          (g) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral described therein, prior to and superior in right to any other Person (other than with respect to Liens expressly permitted by clauses (ii) through (iv), (vi) and (xi) of Section 6.02 of the Restated Credit Agreement), shall be in proper form for filing, registration or recordation.
          (h) Compliance with Laws; Consents. The Borrower and the Material Subsidiaries shall be in compliance, in all material respects, with all applicable foreign and U.S. federal, state and local laws and regulations, including all applicable Environmental Laws. All necessary material governmental and material third party approvals in connection with the Loan Documents shall have been obtained and shall be in effect.
          (i) No Litigation. Other than the Disclosed Matters, there shall be no litigation, administrative proceeding or governmental investigation that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.
          (j) “Know Your Customer” Requirements. The Lenders shall have received all documentation and other information requested by the Administrative Agent and required under applicable “know your customer” rules and regulations, including all information required to be delivered pursuant to Section 9.13 of the Restated Credit Agreement.
          (k) Excess Availability. Excess Availability on the Restatement Effective Date shall be equal to (i) the Borrowing Base as set forth in the Borrowing Base Certificate delivered pursuant to paragraph (f) of this Section less (ii) the aggregate face amount of the Existing Letters of Credit immediately prior to the Restatement Effective Date.
          (l) Existing ABL Facility. All commitments under the Credit Agreement dated as of September 9, 2008 (the “ Existing ABL Credit Agreement ”), among the Borrower, the Subsidiaries party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent, shall have been terminated, and all loans, interest and other amounts accrued or owing thereunder shall have been repaid in full and all guarantees and liens granted in respect thereof shall have been released and the terms and conditions of any such release shall be satisfactory to the Administrative Agent. The Administrative Agent shall have received a payoff and release letter with respect to the Existing ABL Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

          (m) Evidence of Insurance. The Administrative Agent shall have received evidence that the insurance required by Section 5.06 of the Restated Credit Agreement is in effect.
          SECTION 6. Effectiveness; Counterparts; Amendments. This Agreement shall become effective when copies hereof that, when taken together, bear the signatures of the Borrower, the Administrative Agent and the Required Lenders shall have been received by the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or Adobe pdf file transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
          SECTION 7. No Novation. This Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Existing Credit Agreement as in effect immediately prior to the Restatement Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.
          SECTION 8. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Restated Credit Agreement.
          SECTION 9. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

USG CORPORATION,

by	/s/ Karen L. Leets Name: Karen L. Leets
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A., Individually and as Administrative Agent, Swingline Lender and Issuing Bank,

by	/s/ Peter S. Predun Name: Peter S. Predun
Title: Executive Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Wells Fargo Bank, N.A.

Name of Institution

By:	/s/ James R. Bednark Name: James R. Bednark
Title: Senior Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Name of Institution

By:	/s/ Victor Pierzchalski Name: Victor Pierzchalski
Title: Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Sumitomo Mitsui Banking Corporation

Name of Institution

By:	/s/ Yoshihiro Hyakutome Name: Yoshihiro Hyakutome
Title: General Manager

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

PNC Bank, National Association

Name of Institution

By:	/s/ Jennifer L. Loew Name: Jennifer L. Loew
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Bank of Nova Scotia

Name of Institution

By:	/s/ Paula Czach Name: Paula Czach
Title: Director

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Calyon

Name of Institution

By:	/s/ David Cagle Name: David Cagle
Title: Managing Director

By:	/s/ Brian Myers Name: Brian Myers
Title: Managing Director

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

The Northern Trust Company

Name of Institution

By:	/s/ John E. Burdu Name: John E. Burdu
Title: Senior Vice President

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

U.S. Bank, National Assoc.

Name of Institution

By:	/s/ Ronald Giblin Name: Ronald Giblin
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Fifth Third Bank

Name of Institution

By:	/s/ Joseph A. Wernhoff Name: Joseph A. Wernhoff
Title: Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of Montreal, Chicago Branch

Name of Institution

By:	/s/ M. Latta Name: M. Latta
Title: Director
By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Goldman Sachs Credit Partners, L.P.

Name of Institution

By:	/s/ Andrew Caditz Name: Andrew Caditz
Title: Authorized Signatory

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Morgan Stanley Bank, N.A.

Name of Institution

By:	/s/ Charles C. O’Brien Name: Charles C. O’Brien
Title: Chief Credit Officer

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Citicorp USA, Inc.

Name of Institution

By:	/s/ George F. Van Name: George F. Van
Title: Managing Director

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.

Name of Institution

By:	/s/ Monirah Masud Name: Monirah Masud
Title: Senior Vice President

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT DATED JANUARY 7, 2009, AMONG USG CORPORATION, THE LENDERS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Commerzbank AG, New York and Grand Cayman Branches

Name of Institution

By:	/s/ Anthony Giraldi Name: Anthony Giraldi
Title: Vice President

By:	/s/ Gerard A. Araw Name: Gerard A. Araw
Title: Assistant Vice President

Exhibit A
Credit Agreement

Exhibit B
Form of Jones Day Opinion
See attached

EXHIBIT B
Form of Jones Day Opinion
[Date of Credit Agreement]
JPMorgan Chase Bank, N.A., as
  administrative agent under, and
  the lenders party to, the Credit
  Agreement referred to below
Re: [Borrower]
Ladies and Gentlemen:
          We have acted as special counsel to [_________________] (collectively, the “Delaware Opinion Parties”), [_______________________] (collectively, the “Excepted Opinion Parties”, and the Excepted Opinion Parties together with the Delaware Opinion Parties, the “Opinion Parties”) in connection with (x) the [Credit Agreement] (the “Credit Agreement”) dated as of [__________], among [Borrowers], the various financial institutions party thereto as lenders (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and (y) the [Additional Credit Documents to be listed] (each as defined below), each entered into in connection with the Credit Agreement. As used herein with respect to a reference to any Transaction Document (as defined below), “Applicable Opinion Party” (or any variation thereof) means the Opinion Party(ies) party to such Transaction Document.
          This opinion is delivered to you pursuant to Section [__] of the Credit Agreement. Capitalized terms used herein, but not otherwise defined herein, have the meanings set forth for such terms in the Credit Agreement. The Uniform Commercial Code, as amended and in effect in the State of Delaware on the date hereof, is referred to as the “DE UCC”. The Uniform Commercial Code, as amended and in effect in the State of New York on the date hereof, is referred to as the “NY UCC”. The Uniform Commercial Code, as amended and in effect in the State of Illinois on the date hereof, is referred to as the “IL UCC”. The DE UCC, NY UCC and the IL UCC are collectively referred to as the “UCC”. With your permission, all assumptions and statements of reliance herein have been made without any independent investigation or verification on our part except to the extent, if any, otherwise expressly stated, and we express no opinion with respect to the subject matter or accuracy of the assumptions or items upon which we have relied.

[Date of Opinion]

          In connection with the opinions expressed herein, we have examined such documents, records and matters of law as we have deemed necessary for the purposes of this opinion. We have examined, among other documents, the following:
(a)	[Transaction Documents to be listed];

(b)	[[State] DACAs to be listed];

(c)	[[State] DACAs to be listed]; and

(d)	[Organizational Documents to be listed].
          The documents referred to in items (__) through (__), inclusive, above are referred to as the “Credit Documents”. The documents referred to in items (__) through (__), inclusive, above are referred to as the “Transaction Documents”. The documents referred to in items (__) through (__), inclusive, above are referred to as the “[State] Enforceable DACAs”. The documents referred to in items (__) and (__) above are referred to as the “[State] Enforceable DACAs”. The documents referred to in items (__) and (__) above are referred to as the “[State] Perfection DACAs”. The documents referred to in items (__) through (__), inclusive, above are referred to collectively as the “DACAs”. The documents referred to in items (__) through (__) above are referred to as the “Organizational Documents”.
          [Assumptions, qualifications and reliances to be agreed upon]
          Based on the foregoing, and subject to the limitations, qualifications and assumptions set forth in this letter, we are of the opinion that:
(1)	Each Opinion Party is an organization existing and in good standing under the laws of the jurisdiction of its organization. Each Applicable Delaware Opinion Party has the organizational power and authority to execute and deliver the Transaction Documents and perform its obligations thereunder.

(2)	The execution and delivery by each Applicable Opinion Party of the Transaction Documents, the performance by such Opinion Party of its obligations thereunder and the granting by such Opinion Party of the security interests provided for in the [Security Document]:
(i)	do not violate any agreement, instrument, order, writ, judgment, injunction, decree, determination, or award binding upon such Opinion Party or its property (this opinion being limited (x) to those agreements, instruments, orders, writs, judgments, injunctions, decrees, determinations and awards that have been identified to us in the [Officer’s Certificate] (collectively, the “Reviewed Agreements”) and (y) in that we express no opinion with respect to any violation not readily ascertainable from the face of any such Reviewed Agreement or arising under or based upon any cross default provision insofar as it relates to a default under an agreement, instrument, order, writ, judgment, injunction, decree,

[Date of Opinion]

determination, or award not so identified to us, or arising under or based upon any covenant of a financial or numerical nature or requiring computation),

(ii)	will not result in or require the creation or imposition of any security interest or lien upon any of the properties of such Opinion Party pursuant to the provisions of any agreement binding upon such Opinion Party or its properties other than security interests or liens created by the Transaction Documents and any other security interests or liens in favor of the Administrative Agent or the Lenders arising under any of the Transaction Documents or applicable law (this opinion being limited to the Reviewed Agreements) and

(iii)	do not contravene any provision of any Organizational Document of such Opinion Party.
(3)	The execution and delivery by each Applicable Delaware Opinion Party of the Transaction Documents, the performance by such Opinion Party of its obligations thereunder and the granting by such Opinion Party of the security interests provided for in the [Security Document]:
(i)	have been duly authorized by all necessary organizational action by such Opinion Party,

(ii)	do not require under the Delaware General Corporation Law or the Delaware Limited Liability Company Act (as amended, collectively, “Applicable Delaware Law”) any filing or registration by such Opinion Party with, or notice to, or approval or consent of, any governmental agency or authority, that has not been made or obtained except:
(A)	those required in the ordinary course of business in connection with the performance by such Opinion Party of its obligations under certain covenants contained in the Transaction Documents,

(B)	to perfect security interests granted by such Opinion Party under the [Security Document],

(C)	pursuant to securities and other laws that may be applicable to the disposition of any collateral subject thereto, and

(D)	other filings under securities laws and filings, registrations, consents or approvals, in each case, not required to be made or obtained by the date hereof, and
(iii)	do not violate Applicable Delaware Law applicable to such Opinion Party or its property.
(4)	The execution and delivery by each Applicable Opinion Party of the Credit Documents and the [State] Enforceable DACAs, the performance by such Opinion Party of its

[Date of Opinion]

obligations thereunder and the granting by such Opinion Party of the security interests provided for in the Security Agreement:
(i)	do not require under present law or present regulation of any governmental agency or authority of the State of [______] or of the United States of America any filing or registration by such Opinion Party with, or notice to, or approval or consent of, any governmental agency or authority of the State of [______] or the United States of America that has not been made or obtained except:
(A)	those required in the ordinary course of business in connection with the performance by such Opinion Party of its obligations under certain covenants contained in the Credit Documents and the [State] Enforceable DACAs,

(B)	pursuant to securities and other laws that may be applicable to the disposition of any collateral subject thereto, and

(C)	other filings under securities laws and filings, registrations, consents or approvals, in each case, not required to be made or obtained by the date hereof, and
(ii)	do not violate any present law, or present regulation of any governmental agency or authority, of the State of [_______] or the United States of America applicable to such Opinion Party or its property.[1]
(5)	Each Transaction Document has been duly executed and delivered on behalf of each Applicable Delaware Opinion Party. Each Credit Document, [State] Enforceable DACA [and [State] Enforceable DACA] constitutes a valid and binding obligation of each Applicable Opinion Party, enforceable against each such Opinion Party in accordance with its terms.

(6)	No Opinion Party is required to register as an “investment company” (under, and as defined in, the Investment Company Act of 1940, as amended (the “1940 Act”)) and no Opinion Party is a company controlled by a company required to register as such under the 1940 Act.

(7)	The [Security Document] creates in favor of the Administrative Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, a security interest in each Opinion Party’s rights in the Collateral to which Article 9 of the [____] UCC is applicable (the “Article 9 Collateral”).

(8)	The [Security Document] and the [State] Perfection DACAs together create in favor of the Administrative Agent, as security for the Secured Obligations, a perfected security interest in each of the following Applicable Opinion Party’s deposit accounts [list to be provided] (the “[State] Governed Deposit Accounts”).

[1]	Repeat as necessary for DACAs in other states.

[Date of Opinion]

(9)	Upon the effective filing of the Financing Statements with the Delaware Filing Office, the Administrative Agent, for the benefit of the Secured Parties, will have a perfected security interest in that portion of the Article 9 Collateral in which a security interest may be perfected by filing the Financing Statements against each Delaware Opinion Party with the Filing Office under the DE UCC.

(10)	The borrowings by the Parent under the Credit Agreement and the application of the proceeds thereof as provided therein will not result in a violation of Regulation T, U or X of the Board of Governors of the Federal Reserve System (the “Margin Regulations”).
The opinions set forth above are subject to the following qualifications:

(A)	[Qualifications to be agreed upon]

The opinions expressed herein are limited to [ Limitations on law to be agreed upon ].

          Our opinions as to matters governed by the DE UCC are based solely upon our review of the DE UCC set forth in the CCH Secured Transactions Guide as of December 9, 2008, without any review or consideration of any decisions or opinions of courts or other adjudicative bodies or governmental authorities of the State of Delaware, whether or not reported or summarized in the foregoing publication.
          The opinions expressed herein are for the benefit of the addressees hereof and their respective successors and assigns in connection with the transaction referred to herein and may not be relied on by such Person for any other purpose or in any manner or for any purpose by any other person or entity.
Very truly yours,
Jones Day